SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2001

IBS INTERACTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24073	13-3817344

(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 2600, Tampa, FL 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 221-0024

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant
Item 7. Financial Statements and Exhibits
SIGNATURES
Letter Re Change In Certified Accountants

Items 1 through 3 and 5, 6, 8 and 9 are not applicable

Item 4. Changes in Registrant’s Certifying Accountant

         On September 27, 2001, the registrant, IBS Interactive, Inc. (the “Company”), notified BDO Seidman LLP (“BDO”) they would no longer be engaged as our auditors and appointed Pender Newkirk & Company, a local Tampa firm, as its independent accountant for the remainder of 2001. On September 28, 2001 the Company filed a Form 8-K relating to such events and provided BDO a copy thereof. Attached as Exhibit 16 hereto is the response of BDO to the disclosures made by the Company in such Form 8-K.

Item 7. Financial Statements and Exhibits

         A.     Exhibits:

Exhibit 16. Letter re change in certified accountants.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IBS INTERACTIVE, INC. (Registrant)

By: /s/ Karen L. Surplus Karen L. Surplus, Chief Financial Officer, Treasurer and Asst. Secretary

Date: October 22, 2001

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